Commitments and Contingencies	6 Months Ended
Jun. 30, 2026
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

14. COMMITMENTS AND CONTINGENCIES

Commitments

The Company had no significant capital expenditure commitment as of December 31, 2025 and June 30, 2026.

Contingencies

The Company may be involved in various legal proceedings, claims and other disputes arising from the commercial operations, projects, employees and other matters which, in general, are subject to uncertainties and in which the outcomes are not predictable. The Company determines whether an estimated loss from a contingency should be accrued by assessing whether a loss is deemed probable and can be reasonably estimated. Although the Company can give no assurances about the resolution of pending claims, litigation or other disputes and the effect such outcomes may have on the Company, the Company believes that any ultimate liability resulting from the outcome of such proceedings, to the extent not otherwise provided or covered by insurance, will not have a material adverse effect on the Company’s consolidated financial position or results of operations or liquidity.

Contractual obligations

The Company’s material cash requirements as of June 30, 2026 and any subsequent interim period primarily include working capital needs, capital expenditures, operating lease obligations, and long-term and short-term loans.

The following table sets forth the Company’s contractual obligations and commercial commitments as of June 30, 2026.

	Payment Due by Period (in thousands)
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	More than 5 Years
	RMB	RMB	RMB	RMB	RMB
Operating lease commitments	321	25	52	57	187
Long-term loans	9,200	700	8,500	-	-
Short-term loans	69,374	69,374	-	-	-
Total	78,895	70,099	8,552	57	187